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                                                                 Exhibit 10.16

                              TERMINATION AGREEMENT


         This Termination Agreement ("Termination Agreement") is entered into by and between Beacon Sales Acquisition, Inc., a Delaware corporation ("Company"), and CHS Management III, L.P., a Delaware limited partnership ("CHS").

                                    RECITALS

         A. On August 21, 1997, Company and CHS entered into a management services agreement ("Management Agreement").

         B. Company and CHS desire to terminate the Management Agreement on the terms set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1. TERMINATION OF MANAGEMENT AGREEMENT. The Management Agreement is hereby terminated effective as of the closing date ("Effective Date") of the underwritten initial public offering of common stock of Beacon Roofing Supply, Inc., a Delaware corporation and sole stockholder of the Company. Beginning on the Effective Date, neither CHS or Company shall have any further rights or obligations under the Management Agreement; provided however, that: (i) the fees payable by the Company to CHS under the Management Agreement (the "Management Fee") shall be prorated through the Effective Date; (ii) the Company's obligation under the Management Agreement to pay to CHS the Management Fee for the period prior to the Effective Date shall survive such termination; and (iii) the Company's obligation under the Management Agreement to reimburse CHS for expenses incurred by CHS for the period prior to the Effective Date shall survive such termination.

2. ENTIRE AGREEMENT; AMENDMENT. This Termination Agreement constitutes the entire agreement between Company and CHS pertaining to the subject matter contained herein, and supersedes all prior and contemporaneous agreements, representations and undertakings of the parties. No supplement, modification or amendment of this Termination Agreement shall be binding unless executed in writing by all the parties.

3. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without regard to its conflict of law rules and principles.

4. COUNTERPARTS. This Termination Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute the same agreement.

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         IN WITNESS WHEREOF, the parties hereby agree to each and all of the above provisions.

                      BEACON SALES ACQUISITION, INC.,
                      a Delaware corporation


                      By: /s/ David R. Grace
                          --------------------------------

                      Printed Name: David R. Grace
                                    ----------------------
                      Title: Chief Financial Officer
                             -----------------------------


                      CHS MANAGEMENT III, L.P.,
                      a Delaware limited partnership

                               By: Code Hennessy & Simmons LLC

                                        By: /s/ Thomas Formolo
                                            --------------------------------
                                        Printed Name: Thomas Formolo
                                                      ----------------------
                                        Title: Partner
                                               -----------------------------